SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 22, 2012

HUNT GLOBAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-53515	51-0541963
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Incorporation) Identification Number)

24 Waterway Avenue, Suite 200, The Woodlands, TX 77380
(Address of Principal Executive Offices) (Zip Code)

281-825-5000
Registrant's telephone number, including area code
____
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Manfred Sternberg resigned from his position as Sole Independent Director of the Board of Directors of the Corporation,

Joseph S. Compofelice resigned from his position as President and Director of the Corporation, and

David H. Odorizzi resigned from his position as Chief Financial Officer of the Corporation.

Item 7.01 Regulation FD Disclosure.

On May 22, 2012, we issued a press release announcing changes in management.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number        Exhibit Name

99.1                            Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

HUNT GLOBAL RESOURCES, INC.

May 29, 2012

By: /s/ George Sharp
/s/George T. Sharp
George T. Sharp, Chief Executive Officer